UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 5, 2025

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-looking Information
Statements included in the accompanying news release that state Horace Mann Educators Corporation’s (Company) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.
Item 2.02: Results of Operations and Financial Condition
On May 6, 2025, the Company issued a news release reporting its financial results for the three months ended March 31, 2025. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.
The Company’s Investor Supplement and Investor Presentation will also be posted on the investors page of its website, investors.horacemann.com.
Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 5, 2025, Maureen Temchuk was appointed as Vice President, Controller and Chief Accounting Officer of Horace Mann Educators Corporation (“Company”), effective immediately. Ms. Temchuk assumes the designation of principal accounting officer from Ryan Greenier, who continues in his capacity as Executive Vice President, Chief Financial Officer and the Company’s principal financial officer.
Maureen Temchuk, 36, was a Managing Director with KPMG, where she worked serving companies within the insurance and financial services industry beginning in 2011. Ms. Temchuk earned a Bachelor of Business Administration in Accounting with a Minor in Economics from Saint Mary’s College, Notre Dame. She is a Certified Public Accountant.
Ms. Temchuk will be paid a base salary at the rate of $260,000 per year, with an Annual Incentive Program (“AIP”) target of 30% of eligible earnings. She will also receive a one-time cash signing bonus of $15,000. Beginning in 2025, her Long-Term Incentive Program (“LTIP”) target opportunity will be $100,000. This award is comprised of 50% service-based restricted stock units (“RSUs”) and 50% performance-based RSUs. The terms and conditions of the Company’s AIP and LTIP programs are outlined in greater detail in the “Compensation Discussion & Analysis” contained in the Company’s 2025 Proxy Statement filed on April 2, 2025.
There are no family relationships between Ms. Temchuk and any director, director nominee, or executive officer of the Company. Further, she does not have an interest in any transaction that would be reportable under Item 404(a) of Regulation S-K.
Item 9.01: Financial Statements and Exhibits
(d)Exhibits.
Exhibit 99.1    Glossary of Selected Terms.
Exhibit 99.2    News release dated May 6, 2025 reporting financial results for the three months ended March 31, 2025.
Exhibit 104    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Ryan E. Greenier
	Name:	Ryan E. Greenier
	Title:	Executive Vice President & Chief Financial Officer

Date: May 6, 2025
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